Exhibit 10.1

July 8, 2009

The Frost National Bank
777 Main Street, Suite 500
Fort Worth, Texas 76102

Attention:	Mr. John S. Warren

Re:
Fifth Amendment to Credit Agreement dated as of January 18, 2008 among Approach Resources Inc. (“Borrower”), the Frost National Bank and the institutions named therein (“Lenders”) and The Frost National Bank, as Agent (“Agent”)

Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of January 18, 2008 among Approach Resources Inc., a Delaware corporation (“Borrower”), the Frost National Bank, as Agent (“Agent”), and the Lenders that are signatory parties hereto (the “Lenders”),  as amended by letter amendment dated as of February 19, 2008, letter amendment dated as of May 6, 2008, third amendment dated as of August 26, 2008, fourth amendment dated as of April 8, 2009 and as amended as of the date hereof (as amended, the “Loan Agreement”).  All capitalized terms herein shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to this letter amendment (the “Amendment”), Agent, Lenders and Borrower agree, effective as of the date hereof, to amend the Loan Agreement according to the terms and provisions set forth below.

1.           Amendment to Section 1.   Defined Terms.

Effective as of the date hereof, the definition of “Maturity Date” is deleted in its entirety and the following is substituted therefor:

  “Maturity Date means July 31, 2011.”

2.           Extension Fee.  In consideration for Lenders’ agreement to extend the Maturity Date, Borrower shall pay to Agent, for the ratable benefit of Lenders, an extension fee in the amount of $250,000, calculated as 0.25% of the Commitment Amount now in effect.

3.           Ratification by Guarantors.  Each Guarantor hereby ratifies and reaffirms all of its obligations under its Guaranty Agreement (the “Guaranty”) of Borrower's obligations under the Loan Agreement, as amended hereby.  Each Guarantor also hereby agrees that nothing in this Amendment shall adversely affect any right or remedy of Lenders under the Guaranty and that the execution and delivery of this Amendment shall in no way change or modify its obligations as guarantor under the Guaranty.  Although each Guarantor has been informed by Borrower of the matters set forth in this Amendment and such Guarantor has acknowledged and agreed to the same, such Guarantor understands that Agent has no duty to notify such Guarantor or to seek such Guarantor’s acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.

4.           Representations and Warranties.  By executing this Amendment, Borrower hereby represents, warrants and certifies to Lenders that, as of the date hereof, (a) there exists no Event of Default or events which, with notice or lapse of time, would constitute an Event of Default; (b) Borrower has performed and complied with all agreements and conditions contained in the Loan Agreement or the other Loan Documents which are required to be performed or complied with by Borrower; and (c) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true in all respects, with the same force and effect as though made on and as of the date hereof.

5.           Confirmation and Ratification.  Except as affected by the provisions set forth herein, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by all parties.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement or the other Loan Documents.

6.           Reference to Loan Agreement.  Each of the Loan Agreement and the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement, the Loan Documents and such other documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

7.          Multiple Counterparts.  This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement.  No party to this Amendment shall be bound hereby until a counterpart of this Amendment has been executed by all parties hereto.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this amendment.

8.           Final Agreement.  THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL PROMISSORY NOTES AND OTHER LOAN DOCUMENTS EXECUTED PURSUANT THERETO OR HERETO, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES.

Please signify your acceptance to the foregoing terms and provisions by executing a copy of this Amendment at the space provided below.

Very truly yours,

BORROWER:

APPROACH RESOURCES INC.,
a Delaware corporation

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

GUARANTORS:

APPROACH OIL & GAS INC., a Delaware corporation

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

APPROACH OIL & GAS (CANADA) INC., an Alberta, Canada corporation

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

APPROACH RESOURCES I, LP, a Texas limited partnership

By:	Approach Operating, LLC,
a Delaware limited liability company,
its general partner

By:	Approach Resources Inc.,
a Delaware corporation,
its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

ACCEPTED AND AGREED TO
effective as of the date and year
first above written:

AGENT:

THE FROST NATIONAL BANK

By:	/s/ John S. Warren
John S. Warren, Senior Vice President

LENDERS:

THE FROST NATIONAL BANK

By:	/s/ John S. Warren
John S. Warren, Senior Vice President

JPMORGAN CHASE BANK, NA

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Vice President

FORTIS CAPITAL CORP., a Connecticut corporation

By:	/s/ Michele Jones	By:	/s/ Ilene Fowler
Name:	Michele Jones	Name:	Ilene Fowler
Title:	Director	Title:	Director

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Todd Coker
Name:	Todd Coker
Title:	Assistant Vice President